B 25C (Official Form 25C) (12/08)

UNITED STATES BANKRUPTCY COURT

In re Nutrition 21, Inc et al,
Debtor

Case No. 11-23712; 11-23713 11-23714; 11-23715

Small Business Case under Chapter 11

SMALL BUSINESS MONTHLY OPERATING REPORT

Month: November, 2011 Date filed: 8/26/2011

Line of Business: Nutritional Bioscience NAISC Code: 325411

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING SMALL BUSINESS MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

[signature]

Original Signature of Responsible Party

ALAN KIRSCHBAUM

Printed Name of Responsible Party

Questionnaire: *(All questions to be answered on behalf of the debtor.)*

		Yes	No
1.	IS THE BUSINESS STILL OPERATING?	☒	☐
2.	HAVE YOU PAID ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐
3.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐
4.	HAVE YOU DEPOSITED ALL THE RECEIPTS FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐
5.	HAVE YOU FILED ALL OF YOUR TAX RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH	☒	☐
6.	HAVE YOU TIMELY FILED ALL OTHER REQUIRED GOVERNMENT FILINGS?	☒	☐
7.	HAVE YOU PAID ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐
8.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐
9.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE U.S. TRUSTEE?	☒	☐
10.	HAVE YOU PAID ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☒	☐
11.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒
12.	HAS THE BUSINESS SOLD ANY GOODS OR PROVIDED SERVICES OR TRANSFERRED ANY ASSETS TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒
13.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒

B 25C (Official Form 25C) (12/08)

14. HAVE YOU SOLD ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☒	☐
15. DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒
16. HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☐	☒
17. HAS ANYONE MADE AN INVESTMENT IN YOUR BUSINESS THIS MONTH?	☐	☒
18. HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☒

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS? ☐ ☒

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL INCOME $ 592,290

SUMMARY OF CASH ON HAND

Cash on Hand at Start of Month $ 1,108,439

Cash on Hand at End of Month $ 7,772889

PLEASE PROVIDE THE TOTAL AMOUNT OF CASH CURRENTLY AVAILABLE TO YOU **TOTAL** $ 7,720,201

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL EXPENSES $ 507,302

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH *(TOTAL FROM EXHIBIT B)* $ 7,720,201

EXPENSES FOR THE MONTH *(TOTAL FROM EXHIBIT C)* $ 507,302

(Subtract Line C from Line B) **CASH PROFIT FOR THE MONTH** $ 7,212,899

B 25C (Official Form 25C) (12/08)

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL PAYABLES $ 8,022

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL RECEIVABLES $ 7,733

(Exhibit E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE PERIOD COVERED BY THIS REPORT.

(Exhibit F)

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	12
NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	12

PROFESSIONAL FEES

BANKRUPTCY RELATED:

PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$ 135,833
TOTAL PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE?	$ 143,033

NON-BANKRUPTCY RELATED:

PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD?	$ Ø
TOTAL PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE?	$ Ø

B 25C (Official Form 25C) (12/08)

PROJECTIONS

COMPARE YOUR ACTUAL INCOME AND EXPENSES TO THE PROJECTIONS FOR THE FIRST 180 DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

	Projected	Actual	Difference
INCOME	$	$	$
EXPENSES	$	$	$
CASH PROFIT	$	$	$

TOTAL PROJECTED INCOME FOR THE NEXT MONTH:	$
TOTAL PROJECTED EXPENSES FOR THE NEXT MONTH:	$
TOTAL PROJECTED CASH PROFIT FOR THE NEXT MONTH:	$

ADDITIONAL INFORMATION

PLEASE ATTACH ALL FINANCIAL REPORTS INCLUDING AN INCOME STATEMENT AND BALANCE SHEET WHICH YOU PREPARE INTERNALLY.

"At the initial debtor interview the Debtors were not asked to provide income, expense or cash profit projections for the first 180 days of the case and therefore, a comparison to actual results is not possible."

Consolidated
Nutrition 21, Inc
30-Nov-11
Statement of Operations

	Three mths ended 30-Nov
REVENUES	
Gross Revenues	2,063,077
Less: Returns and allowances	
Net Revenues	2,063,077
COST OF GOODS SOLD	
Beginning inventory	635,584
Add: Purchases	616,898
Add: Cost of labor	
Add: Other Costs(attach schedule)	
Less: Ending Inventory	702,635
Cost of Goods Sold	549,847
Gross Profit	1,513,230
OPERATING EXPENSES	
Advertising	71,294
Compensation	329,465
Clinical-Trial expense	119,275
Employee Benefits Programs	80,413
Insurance	4,975
Office Expense	367
Repairs and Maintenance	62
Rent and Lease Expense	41,931
Taxes-Other	413
Travel & Entertainment	9,398
Utilities	18,429
Other (attach schedule)	162,815
TOTAL OPERATING EXPENSES BEFORE DEPRECIATION	838,837
Depreciation/Amortization	22,208
NET PROFIT(LOSS) BEFORE OTHER INCOME & EXPENSES	652,185
OTHER INCOME AND EXPENSES	
Other Income (Attach schedule)	
Interest Expense	651,232
Other Expense (attach schedule)	143,033
NET PROFIT(LOSS) BEFORE REORGANIZATION Items	(142,080)
INCOME TAXES	
NET PROFIT(LOSS)	(142,080)

Consolidated
Nutrition 21, Inc
Balance Sheet
30-Nov-11

ASSETS

	Nov
Cash and Cash Equivalents	7,734,577
Accounts Receivable, net	7,732
Inventories, net	313,827
Other current Assets	196,892
Total Current Assets	8,253,028
Property and equipment, net	34,017
Patent costs	584,923
Other costs	
TOTAL ASSETS	8,871,968
LIABILITIES AND STOCKHOLDERS' EQUITY	
Accounts Payable	67,528
Accrued Expenses	147,564
Current Liabilities	215,092
Preferred Stock- Series J 8% convertible	17,750,000
STOCKHOLDERS' EQUITY	
Common Stock, par value	1,270,354
Additional pd-in-capital	120,334,360
Accumulated Deficit	(130,697,838)
Total Stockholders deficit	(9,093,124)
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	8,871,968